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Exhibit 10.3

SECOND AMENDMENT

    THIS SECOND AMENDMENT (this "Amendment") dated as of August 13, 2001 is to the Credit Agreement (the "Credit Agreement") dated as of March 17, 2000 among TETRA TECH, INC. (the "Company"), various financial institutions and BANK OF AMERICA, N.A., as administrative agent (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

    WHEREAS, the parties hereto have entered into the Credit Agreement which provides for the Banks to make Loans to, and to issue Letters of Credit for the account of, the Company from time to time; and

    WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

    NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

    SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

    Section 1.1 Definitions. Section 1 of the Credit Agreement is amended by inserting the following definition in the appropriate alphabetical order:

      "Adjusted Leverage Ratio means, for any Computation Period, the Leverage Ratio for such Computation Period, provided that for purposes of computing the Adjusted Leverage Ratio, EBITDA shall be adjusted by (x) adding back the special charge (but not more than $38,300,000) taken by the Company in the third Fiscal Quarter of Fiscal Year 2001 in connection with the bankruptcy of Metricom, Inc., to the extent taken in such Computation Period; and (y) deducting any recovery received on the obligations which gave rise to the special charge referred to in clause (x), to the extent received during such Computation Period."

    Section 1.2 Leverage Covenant. Section 10.6.3 of the Credit Agreement is amended by inserting the word "Adjusted" before the words "Leverage Ratio" therein.

    Section 1.3 Addition of Covenant. Section 10 of the Credit Agreement is amended by adding the following:

    "10.23 Note Purchase Agreement Covenants. Comply with the terms set forth in Sections 10.1 (Indebtedness; Priority Debt), 10.2 (Fixed Charge Coverage) and 10.3 (Adjusted Consolidated Net Worth) of the Note Purchase Agreement dated as of May 15, 2001 executed in connection with the Private Placement Debt, as such Note Purchase Agreement is in effect on the date hereof (without giving effect to any amendment thereto or waiver thereof unless consented to by the Required Banks)."

    Section 1.4 Events of Default. Clause (a) of Section 12.1.5 of the Credit Agreement is amended by adding the following at the end thereof (after the reference to "10.21" and before the semi-colon): "and 10.23".

    SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks that (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct as if made on the date hereof, (b) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any indenture, loan agreement or other material contract, or any judgment, order or decree, which is binding upon the Company or any Subsidiary, and (c) this Amendment and the Amended Credit Agreement are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor's rights or by general principles of equity.

    SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 shall become effective, as of the day and year first above written, on such date (the "Amendment Effective Date") that the Agent shall have received each of the following: (a) counterparts of this Amendment executed by the Company and the Required Banks; (b) a Confirmation in the form of Exhibit A hereto signed by the Company and each Subsidiary; (c) for the account of each Bank that has executed and delivered a counterpart hereof to the agent (via facsimile or otherwise) by 1:00 PM (Chicago Time) on August 13, 2001, an amendment fee in an amount equal to 0.10% of such Bank's commitment; and (d) such other documents as the Agent or any Bank may reasonably request.

    SECTION 4 MISCELLANEOUS.

    Section 4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

    Section 4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Second Amendment.

    Section 4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

    Section 4.4 Successors and Assigns. This Amendment shall be binding upon the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company and the Agent and the successors and assigns of the Agent.

    Section 4.5 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including attorneys' fees) in connection with the preparation, execution and delivery of this Amendment.

    Delivered at Chicago, Illinois, as of the day and year first above written.

TETRA TECH, INC.

By:	/s/ JAMES M. JASKA
Title:	Chief Financial Officer

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

By:	/s/ KRISTINE D HYDE
Title:	Vice President

BANK OF AMERICA, N.A., AS SWING LINE BANK, ISSUING BANK AND AS A BANK

By:	/s/ JENNIFER L. GERDES
Title:	Vice President

WELLS FARGO BANK, N.A., AS DOCUMENTATION AGENT AND AS A BANK

By:	/s/ RANDALL J. REPP
Title:	Vice President

HARRIS TRUST AND SAVINGS BANK, AS SYNDICATION AGENT AND AS A BANK

By:	/s/ ISABELLA BATTISTA
Title:	Vice President

THE FUJI BANK, LIMITED

By:	/s/ STEVEN T. BRENNAN
Title:	Senior Vice President

PACIFIC CENTURY BANK, N.A.

By:
Title:

EXHIBIT A

CONFIRMATION

Dated as of August 13, 2001

    Each of the undersigned hereby acknowledges and agrees to the foregoing Second Amendment and the Amended Credit Agreement and hereby confirms the continuing validity and enforceability of the Guaranty and the Security Agreement after giving effect thereto.

HSI GEOTRANS, INC.

By:	/s/ JAMES M. JASKA
Title:	Assistant Treasurer

SCM CONSULTANTS, INC.

By:	/s/ JAMES M. JASKA
Title:	Assistant Treasurer

TETRA TECH EM, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

WHALEN & COMPANY, INC.

By:	/s/ JAMES M. JASKA
Title:	Chief Financial Officer

TETRA TECH NUS, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

MFG, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

COLLINS-PINA CONSULTING ENGINEERS, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

DEA CONSTRUCTION COMPANY, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

BAHA COMMUNICATIONS, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

UTILITIES & C.C., INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

ASL CONSULTING ENGINEERS, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

ASL CONSULTING ENGINEERS ARIZONA, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

ASL CONSULTANTS, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

COSENTINI ASSOCIATES, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

EVERGREEN UTILITY CONTRACTORS, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

KCM, INC.

By:	/s/ JAMES M. JASKA
Title:	Assistant Treasurer

LC OF ILLINOIS, INC.

By:	/s/ JAMES M. JASKA
Title:	Treasurer

MCNAMEE, PORTER & SEELEY, INC.

By:	/s/ JAMES M. JASKA
Title:	Assistant Treasurer

MCNAMEE INDUSTRIAL SERVICES, INC.

By:	/s/ JAMES M. JASKA
Title:	Assistant Treasurer

PDR ENGINEERS, INC.

By:	/s/ JAMES M. JASKA
Title:	Chief Financial Officer

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Exhibit 10.3
SECOND AMENDMENT
EXHIBIT A CONFIRMATION Dated as of August 13, 2001